 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2011

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September  21, 2011, DNB Financial Corporation (the "Registrant") entered into a letter agreement (the “Warrant Letter Agreement”), dated as of September 21, 2011, between the Registrant and the United States Department of the Treasury (“Treasury”). Pursuant to the Warrant Letter Agreement, the Registrant repurchased from Treasury the warrant to purchase 186,311 shares of the Registrant's common stock issued to Treasury in January 2009 under the Capital Purchase Program of the Emergency Economic Stabilization Act of 2008. The Registrant paid a purchase price of $458,000 for the warrant. The Warrant Letter Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9. 01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith:

10.1 Warrant Letter Agreement, dated as of September 21, 2011, between DNB Financial Corporation and the United States Department of the Treasury

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

September 22, 2011	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit No.	Description

10.1	Warrant Letter Agreement, dated as of September 21, 2011, between DNB Financial Corporation and the United States Department of the Treasury